EXHIBIT 10.34

[LOGO]
COLDWELL
BANKER


ARTICLE ONE:  BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01.  Date of Lease:
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     Section 1.02.  Landlord:  RUDEL DEVELOPMENT
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Address of Landlord:           2141 East Highland Avenue #240
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                               Phoenix, Arizona 85016
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     Section 1.03.  Tenant:  SIMMONS USA        COPY TO: In-House Counsel
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                                                        Simmons USA Corp.
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Address of Tenant:           20100 South Alameda        6 Executive Park Drive
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                             Compton, California 90220  Atlanta, GA 30329
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     Section 1.04.  Property (Include street address, approximate square footage and description)

     The premises is located in the building known as 4441 West Polk Street
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at the southeast corner of 45th Avenue and Polk Street in Phoenix, Arizona.
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The space consists of approximately 36,000 sq. ft. as highlighted in blue on
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Exhibit "A".
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     Section 1.05.  Lease Term: Ten (10) years beginning on September 1, 1987
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and ending on August 31, 1997
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     Section 1.06. Permitted Uses: (See Section 5.01) Manufacture and storage
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of mattresses and other related products.  Tenant may utilize premises for
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any other purpose subject to Landlord's right of approval however such
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approval shall not be unreasonably withheld.
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     Section 1.07. Tenant's Guarantor: (If none, so state) N/A
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     Section 1.08. Landlord's Broker:  (If none, so state) Coldwell Banker
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     Section 1.09. Tenant's Broker: (If none, so state) Coldwell Banker
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     Section 1.10. Commission Payable to Landlord's Broker: (See Article
Fourteen) $ By separate agreement
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     Section 1.11. Initial Security Deposit: (See Paragraphs 3.03 and
13.03(c)) $6,000.00
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Once Tenant moves into Premises, said $6000 shall be applied toward and shall constitute the first 1-1/3 months rent and no Security Deposit will remain.

    Section 1.12. Vehicle Parking Spaces Allocated to Tenant:
up to 32 parking spaces.
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     Section 1.13. Rent and Other Charges Payable by Tenant:
     (a) BASE RENT:  SEE ATTACHED ADDENDUM
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     (b) OTHER PERIODIC PAYMENTS (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03) (iii) Insurance Premiums (See Section 4.04);
(iv) Common Area Charges (See Section 4.05). The initial monthly common area charge is $385.00. (v) (See Section 4.05) Insurance Premiums and Property
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Taxes (See Section 4.08); (vi) Maintenance, Repairs and Alterations (See
Section Six).

     Section 1.14. Riders: The following Riders are attached to and made a part of this Lease:(If none, so state)
              LEASE ADDENDUM, EXHIBIT "A", EXHIBIT "B"
              ----------------------------------------

                                                            Initials  /s/ G.R.
                                                                    ------------

                                                                    ------------
(copyright) 1984 Southern                           Coldwell Banker Commerical
California Chapter of the                           Real Estate Services is a
Society of Industrial               (Net Form)      division of Coldwell Bankers
Realtors Inc. Reprinted Under                       Commercial Group, Inc., a
license                                             Delaware Corp.

ARTICLE TWO:  LEASE TERM

     Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term.

     Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the 60-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire.

     Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay no rent or other charges specified in this Lease for the early occupancy period.

     Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE:  BASE RENT

     Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.13(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.04. Termination: Advance Payments. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's successors.


(copyright) 1984 Southern               -2-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial                Net Form
Realtors Inc. Reprinted under
license

ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02  Real Property Taxes.

     (a) Payment of Taxes. Tenant shall pay all real property taxes on the Property during the Lease Term according to Paragraph 4.02(c) and Section 4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Tenant shall promptly furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant during any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, [illegible], business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or land upon which the Property is located; (ii) any tax on the Landlord's right to receive income, receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) Joint Assessment. If the Property is not separately assessed, Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) shall be determined from the assessor's worksheets or other reasonably available information. Landlord shall make a reasonable determination of Tenant's proportionate share of such real property tax and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d) Personal Property Taxes.
          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.
          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (e) Tenant's Right to Contest Taxes. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to keep the Property from being sold under a "tax sale" or similar enforcement proceeding. Landlord will upon Tenant's written request, join Tenant in any proceedings to contest the real estate taxes.

     Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any service or utilities are jointly metered with other property, Landlord shall make reasonable determination of Tenant's proportionate share of the cost of such utilities and services and shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  Insurance Premiums.

     (a) Liability Insurance. During the Lease Term, Landlord shall maintain a policy of comprehensive [illegible] liability insurance at Tenant's expense, insuring Landlord against liability arising out of the ownership use or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000, and shall reflect the periodic increase based upon inflation, increased liability awards, recommendation of professional insurance agents and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor release from any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall [illegible] performance of the indemnity provisions of Paragraphs 5.04(a), (b), and (e). Tenant shall, at Tenant's expense obtain such other liability insurance as Tenant deems necessary to protect Tenant.

Note: Landlord will not rent to another Tenant whose business is in a more expensive insurance category rating than Tenant unless Landlord or other Tenant shall agree to pay any extra insurance costs which might be incurred by Tenant by this subsequent renting.



(copyright) 1984 Southern               -3-                 Initials
California Chapter of the                                           -----------
Society of Industrial                Net Form
Realtors Inc. Reprinted under
license

     (b) Hazard and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance at Tenant's expense, covering loss of or damage to the Property in the full amount of its replacement value. Such policies shall be maintained only if commercially and reasonably available and shall provide protection against all perils included within the classification of fire extending coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage and Inflation Guard endorsement, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Property) which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. During the Lease Term, Landlord shall also maintain a rental income insurance policy at Tenant's expense, with loss payable to Landlord in an amount equal to one year's Base Rent, estimated real property taxes and insurance premiums. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

     (c) Payment of Premiums: Insurance Policies. Subject to Section 4.05 and any Multi-Tenant Facility Lease Rider attached to this Lease. Tenant shall pay all premiums for the insurance policies covering the Property described in Paragraphs 4.04 (a) and (b) within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property, showing, in reasonable detail, how such amount was computed.
If the Lease Term expires before the expiration of the insurance policy period, Tenant's liability for insurance premiums shall be prorated on an annual basis. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of B- or better as set forth in the most current issue of "Best's Insurance Guide." Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies.

     Section 4.05. Multiple Tenant Buildings: Rules and Regulations. If the Property is part of a larger building or group of buildings. Tenant shall pay monthly, in advance, its pro rata share of common area maintenance and repair costs as reasonably determined by Landlord. Tenant shall also comply with Landlord's rules and regulations respecting the management, care and safety of the common areas of such buildings and grounds, including parking areas, landscaped areas, walkways, hallways and other facilities provided for the common use and convenience of other occupants. Notice of such rules and regulations will be posted or given to Tenant. Tenant shall pay for any increase in the property insurance premiums for such buildings caused by Tenant's acts, omissions, use or occupancy of the Property. Landlord acknowledges that as of 6/29/87 no rules exist on this building and that Landlord shall only institute rules which are reasonable and practical.

     Section 4.06. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any guaranty lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due and after either Abe Schear or Harlan Smith has received oral notice, Tenant shall pay Landlord five days after oral notice a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount ??? interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest as such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this amount is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08. Impounds for Insurance Premiums and Real Property Taxes.
If requested by any [illegible] to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) [illegible] in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth [illegible] of the annual real property taxes and or insurance premiums payable to [illegible] this Lease, together with each payment of Base Rent. Such payments shall be held by [illegible] interest bearing impound account. The amount of real property taxes and insurance premiums [illegible] reasonably estimated by Landlord Funds in the impound account shall be applied [illegible] real property taxes and insurance premiums when due. Any deficiency of [illegible] by Tenant to Landlord upon written request. If Tenant defaults under this [illegible] impound account [illegible] obligation then due under this Lease.


(copyright) 1984 Southern               -4-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial                Net Form
Realtors Reprinted under
license

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the development which the Property is part, or which constitutes a nuisance or waste Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy at the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. Signs and Auctions. Tenant shall not place any signs on the Property without Landlords prior written consent, however, such consent shall not be unreasonably withheld. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.04. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such costs [illegible] or liability at Tenant's expense. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct.

     Section 5.05. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.06. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease. Landlord shall make every reasonable effort to see to it that Tenant can utilize the property to fullest extent. Further, Landlord recognizes Tenant's use of common areas and shall do nothing to minimize such use.

ARTICLE SIX:  CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. Existing Conditions. Except as set forth in any rider requiring Landlord to perform work on the Property prior to the Commencement Date. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use.

     Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or
(d) any act or omission of any other tenant of any building of which the Property is a part. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for the negligence of Landlord or Landlord's agent(s).

     Section 6.03. Tenant's Obligations.

     (a) Tenant shall keep the Property (including all structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair during the Lease Term. Tenant shall promptly replace any portion of the Property or system or equipment in the Property which cannot be fully repaired regardless of whether the benefit of such replacement extends beyond the Lease Term.
Tenant shall also maintain preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. However, Landlord shall have the [illegible] upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. It is the intention of Landlord and Tenant that at all times [illegible] Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition. Notwithstanding the foregoing, should Tenant be required under 6.03(a) to make a repair in excess of $10,000 in the last two years of this lease (or any option) period and should Tenant notify Landlord that it will leave upon the expiration of the respective lease term such repair will be amortized over its useful life and Tenant shall only pay that portion which falls within the remaining lease term.

     (b) Tenant shall provide annual maintenance to the roof of leased premises with the cost to be capped at $1000/year. Should maintenance cost in excess of $1000 during any calender year, Landlord and Tenant shall pro-rate such additional costs on a 50-50 basis. Should during the term of this lease (or any option period) the premises need a new roof, Tenant and Landlord shall share the cost on a 50-50 basis, however, section 6.?? above shall apply during the last two years of the lease or any option where Tenant has notified Landlord of its intent to leave the premises at the end of the respective lease term.


(copyright) 1984 Southern               -5-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial                Net Form
Realtors Inc. Reprinted under
license

     (c) All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property, Landlord may, on ten (10) days' prior notice (except that no notice shall be required in case of emergency) enter the Property and perform such repair and maintenance on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand.

     Section 6.04. Landlord's Obligations. Subject to the provisions of Article Seven (Damage and Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

     Section 6.05. Alterations, Additions, and Improvements.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Fifteen Thousand Dollars ($15,000) in cost individually and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, and improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Property.
Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage and Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without the Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN:  DAMAGE OR DESTRUCTION

     Section 7.01. Partial Damage to Property. Tenant shall notify Landlord in writing immediately upon the occurrence of an event of damage to the Property in excess of $10,000. If the Property is only partially damaged and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which the Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (a) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether
Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Property occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occcured, regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.


(copyright) 1984 Southern               -6-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license

     Section 7.02. Total or Substantial Destruction. If the Property is totally or substantially destroyed by any cause whatsoever, or if the Property is in a building which is substantially destroyed (even though the Property is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether
Landlord receives any insurance proceeds. However, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:  CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession.) if neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order:
(a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property;
(b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the Leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that the Landlord shall not be obligated to repair any damage for which the Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, subLease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord shall grant or withhold its consent as provided in Section 9.04 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than 20% of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. Tenant Affiliate. Tenant may assign this Lease or subLease the Property without Landlord's consent to any corporation which controls, is controlled by or is under common control with Tenant or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. No ReLease of Tenant. No transfer permitted by this Article Nine whether with or without Landlord's consent, shall reLease Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant's under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer if Tenant's


(copyright) 1984 Southern               -7-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license
transferee defaults under this Lease. Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. Landlord's Election. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g. the term of and rent and security deposit payable under any assignment or subLease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a subLease of the property or an assignment of this Lease, to terminate this Lease as of the effective date of such subLease or assignment, in which case Landlord may elect to enter into a direct Lease with the proposed assignee or subtenant.

     Section 9.05. No Merger. No merger shall result from Tenant's subLease of the Property under this Article Nine. Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. Defaults.  Tenant shall be in material default under this
Lease:
     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or subLease and the rent payable by the Tenant hereunder.

     Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent. Additional Rent and other charges which had been earned at the time of the termination; (ii)the worth at the time of the award of the amount by which the Unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the Unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for [illegible] detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses assumed by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession [illegible]


(copyright) 1984 Southern               -8-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license

Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's, reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts
(i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b).

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:  PROTECTION OF LENDERS

     Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground Lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary, or mortgagee elects to have this Lease prior to the lien of its ground Lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground Lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust or mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give
Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. Estoppel Certificates.
     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i)that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after written Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and
(iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord that Landlord is in the process of selling or refinancing the subject property, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.


(copyright) 1984 Southern               -9-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors, Inc. Reprinted under
license

ARTICLE TWELVE:  LEGAL COSTS

     Section 12.01. Legal Proceedings. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgement entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgement is entered a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs , expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person;
(c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election,. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

     Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenants request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN:  MISCELLANEOUS PROVISIONS

     Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing , subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

     Section 13.03. Landlord's Liability; Certain Duties.
     (a) As used in this Lease the term "Landlord" means only the current owner or owners of the fee title to the Property or the Leasehold estate under a ground Lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

     (c) Upon the execution of the Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.11 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     Section 13.04. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this Lease, which shall remain in full force and effect.



(copyright) 1984 Southern                                    Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license

    Section 13.05.  Interpretation.  The captions of the Articles or
Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the Lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery or attempted delivery in accordance with this Section
13.07. Either party may change its notice address upon written notice to the other party.

     Section 13.08. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statements.

     Section 13.09. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

     Section 13.10. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.11. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.12. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.13. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 13.14. Execution of Lease. This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

ARTICLES FOURTEEN:  BROKERS  By separate agreement

(copyright) 1984 Southern              -11-                 Initials /s/ G.R.
California Chapter of the                                           -----------
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license

     Section 14.03. No Other Brokers. Tenant represents and warrants to Landlord that the brokers named in Sections 1.08 and 1.09 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.


     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLease DRAW A LINE THROUGH THE SPACE BELOW.

               SEE ATTACHED ADDENDUMS AND EXHIBITS

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

Signed on                19        RUDEL DEVELOPMENT
          -------------,   ------  ------------------------------------
at
  -------------------------------  ------------------------------------
                                   By: /s/ Glenn Rudel
                                      ---------------------------------
                                      GLENN RUDEL
                                   Its:
                                       --------------------------------
                                   By:
                                      ---------------------------------
                                   Its:
                                       --------------------------------
                                                 "LANDLORD"

Signed on                19        SIMMONS USA
          -------------,   ------  --------------------------------------
at
  -------------------------------  --------------------------------------
                                   By: /s/ Ken Bart
                                   --------------------------------------
                                   Its:
                                   --------------------------------------
                                   By:
                                   --------------------------------------
                                   Its:
                                   --------------------------------------
                                                  "TENANT"





    CONSULT YOUR ATTORNEY--This document has been prepared for approval by your attorney. No representation or recommendation is made by Coldwell Banker Commercial Real Estate Services or the Southern California Chapter of the Society of Industrial Realtors, Inc., or the agents or employees of either of them as to the legal sufficiency, legal effect, or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.


(copyright) 1984 Southern              -12-
California Chapter of the
Society of Industrial               (Net Form)
Realtors Inc. Reprinted under
license

                   ADDENDUM TO INDUSTRIAL REAL ESTATE Lease

     THIS ADDENDUM is made and entered into this 18th day of June, 1987, by and between RUDEL DEVELOPMENT (hereinafter "Landlord"), and SIMMONS USA (hereinafter "Tenant"), and shall constitute an Addendum to the Industrial Real Estate Lease Agreement executed concurrently herewith between said parties (hereinafter "Lease"). The terms and provisions of the Lease are hereby ratified and confirmed except to the extent inconsistent or in conflict with the provisions of this Addendum, in which case the provisions of this Addendum shall prevail.

     1. Possession.      Tenant shall be granted possession of the leased
premises upon execution of the Lease and Addendum and delivery of the security deposit and certificate of insurance, and subject to the concurrent right to possession by Landlord and Landlord's agents and representatives for purposes of installing the tenant improvements as are outlined in Exhibit "B".

     2. Completion of Leasehold Improvements.     Every attempt will be made
by the Landlord to complete the tenant improvements within 45 to 60 days of signature of the Lease, however, in the event that certain finishes are not fully completed in that time the Landlord shall not be liable to the Tenant and Base Rent will commence on September 1, 1987. As earlier pointed out the Tenant shall have the right to store equipment in the warehouse space during July and August as long as it does not interfere with the construction of the tenant improvements. Tenant and Landlord shall agree to the improvements and shall sign off on same no later than July 20, 1987. Should Landlord not complete such improvement list by October 1, 1987 and notwithstanding any other provision of this Lease, Tenant may upon written notice to Landlord commence completion of such named improvements and offset any costs incurred against rent owed by Tenant to Landlord.

     3. Rental Schedule.      The following schedule of Base Rental payments
will be due during the ten year Lease term:

     7/1/87 thru 8/31/87      No Base Rent Due
     9/1/87 thru 8/31/88 $4,500.00 per month plus sales tax 9/1/88 thru 8/31/89 $6,840.00 per month plus sales tax 9/1/89 thru 8/31/90 $7,200.00 per month plus sales tax 9/1/90 thru 8/31/92 $7,560.00 per month plus sales tax 9/1/92 thru 2/28/95 $8,640.00 per month plus sales tax 3/1/95 thru 8/31/97 $9,360.00 per month plus sales tax

All of the OTHER CHARGES PAYABLE BY TENANT as set forth in Article Four will be prorated for 1987 from the date of full possession and occupancy by the Tenant.

     IN WITNESS WHEREOF, this Addendum is executed on the day and date first above written.

LANDLORD:                          TENANT:

RUDEL DEVELOPMENT                  SIMMONS USA

By:  /s/ Glenn Rudel               By: /s/ Ken Barton
   ------------------------           ----------------------------
   Glenn Rudel, Owner

                                   Its:
                                       ----------------------------

                            EXHIBIT 'A'




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


                                  EXHIBIT 'B'


                LANDLORD'S TENANT IMPROVEMENTS FOR SIMMONS USA

Office Area:   Approximately 3000 square feet with arrangement as shown on
               Simmons USA drawing No. FNXOFFC2
               dated 7/8/87 and approved revisions dated 7/13/87.

     The office area will be stud wall with sheetrock that will be taped, sealed, and textured with two coats of paint. Paint colors to be chosen by Simmons USA. Either carpet or tile will be installed in the office area as an allowance of $11.50 per square yard, installed. The office layout will be mutually agreed upon by landlord and tenant, but will include the following:

- --One private office
- --Two restrooms with equipment as follows:

     Mens One sink in a built-in counter top with a three foot square mirror
     ----
          centered on the wall behind the sink. One wall mounted urinal, two water closets each with a two-roll paper dispenser and a coat hook on the partition door.

     Womens One sink in a built-in counter top with a three foot square
     ------
          mirror centered on the wall above the sink. Two water closets each with a two-roll paper dispenser and a coat hook on the partition door.

- --Break Room with a five foot counter unit with cabinets beneath and a wet bar sink.
- --Ceiling will be 2'X4' acoustical tile with flush mounted fluorescent fixtures to provide 75 foot candles at 3' desk height.
- --Electrical outlets will be installed in wall where needed with an allowance of one outlet per each 10 lineal feet of wall.
- --Telephone outlets will be installed in walls with a pull string for telephone company.
- --Doors to be paint grade.
- --Office area to be heated and air-conditioned to maintain 75 degrees F inside temperature with the outside temperature varying at any point within the 10 year maximum or minimum for the area.

Warehouse Area
- --------------

- --Electrical lighting in the main warehouse area will be standard high bay high pressure sodium fixtures to provide 15 foot candles in all areas of approximately 24,600 square feet. The sewing and assembly area of approximately 8,400 square feet shall provide 75 foot candles at bench height or 36" from the floor. This lighting arrangement is shown on Simmons USA drawing No. FNXLITE dated 7/8/87 and approved revisions dated 7/13/87.

                                  [OFFICE MAP]

- --Evaporative coolers will be installed with 4' drops. Nine 21,000 CFM units will be installed.
- --600 amp 480/277 volt "Y" service will be brought into the building to panels located at the first overhead door to the east side of the main entry door utilizing three separate meters.
- --A glass door entry for employees only will be relocated to the area shown on Simmons USA drawing NO. FNXOFFC2 and approved revisions dated 7/13/87. Hallway will be added to provide direct access to warehouse.
- --Any code required emergency or exit lighting shall be provided by landlord.

                                   [OFFFICE MAP]

                               [OFFICE LIGHTING MAP]

                                                            EXHIBIT "A"


                  SECOND ADDENDUM TO INDUSTRIAL Lease AGREEMENT
                  ---------------------------------------------

     THIS SECOND ADDENDUM is made and entered in this 28th day of March, 1989, by and between RUDEL DEVELOPMENT (hereinafter "Landlord"), and SIMMONS COMPANY (hereinafter "Tenant"), and shall constitute a Second Addendum to the Industrial Real Estate Lease and Addendum (hereinafter "Master Lease") dated June 18, 1987. The terms and conditions of the Master Lease shall remain in effect except as herein modified.

1. Effective January 9, 1989, an additional 18,000 square feet shall be added to the Master Lease as outlined on the attached floor plan.

2.   The Base Rent for this additional space shall be as follows:

     1/9/89 thru 2/28/89 $2,427.10 per month plus sales tax 3/1/89 thru 3/31/89 $3,420.00 per month plus sales tax 4/1/89 thru 8/31/89 $3,690.00 per month plus sales tax 9/1/89 thru 8/31/90 $3,870.00 per month plus sales tax 9/1/90 thru 8/31/92 $4,050.00 per month plus sales tax 9/1/92 thru 2/28/95 $4,590.00 per month plus sales tax 3/1/95 thru 8/31/97 $4,950.00 per month plus sales tax

3. The attached Exhibit "A" indicates the allowances for each of the categories of tenant improvements to be added to this additional 18,000 square feet. The tenant improvements as budgeted in Exhibit "A" are included in the Base Rent amounts in Paragraph 2 above. The existing electrical service in the original space will be utilized to feed the electrical needs of this expansion space. If Tenant requests additional tenant improvements over the budgeted allowances, Tenant shall reimburse Landlord for said amounts.

4. All references in the Master Lease regarding additional charges for maintenance, insurance, property taxes and utilities shall apply to this expansion space in a prorated manner.

5. Thirteen parking spaces shall be added to the original parking allotment for a total of 48 spaces.

6. This additional space shall be subject to all of the terms and provisions of the Master Lease and will be coterminous with the Master Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum as of the day and year first above written.

LANDLORD:                          TENANT:

RUDEL DEVELOPMENT                  SIMMONS COMPANY

/s/ Glenn Rudel
- ------------------------           By: /s/ Thomas J. Clark
By: Glenn Rudel, Owner                ---------------------------
    4/5/89                         Its: V.P. Finance
                                       ---------------------------

                                 EXHIBIT "A"
                                 -----------

                 TENANT IMPROVEMENT ALLOWANCES COST BREAKDOWN

EVAPORATIVE COOLING                               $ 7,500.00
     -THREE (3) - 21,000 CFM UNITS

LIGHTING
     -400 WATT HIGH BAY LIGHTING BUDGET             10,000.00

FIRE RATED DOORS
     -(1) - 10 X 12 ROLL UP DOORS                   2,166.00

SAW CUT WALLS                                         700.00

HAUL OFF CONCRETE                                   1,000.00

ROOF PATCHING AROUND NEW COOLERS                      700.00

ARCHITECT FEES                                        500.00

ENGINEERING FEES                                      500.00

PERMIT                                              2,000.00

CONTINGENCY                                         2,000.00

CLEAN UP BY SIMMONS                                     0.00

SALES TAX                                           1,150.00

CONTRACTOR'S PROFIT & OVERHEAD                      2,700.00
                                                   ---------

     TOTAL COST OF TENANT IMPROVEMENTS            $30,916.00
                                                  ==========

If Simmons Company requests any additional improvements over the above budgeted allowances, Simmons Company will pay for those amounts directly to Rudel Development.



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